EXHIBIT 10.7

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

This FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT, dated as of May 10, 2018 (this “Amendment”), is entered into by and among Stein Mart, Inc., a Florida corporation (“Stein Mart” or the “Lead Borrower”), Stein Mart Buying Corp., a Florida corporation (“Buying Corp.”, and together with Stein Mart, the “Borrowers”), the Guarantors party hereto, the Lenders party hereto, and Gordon Brothers Finance Company, a Delaware corporation, in its capacity as administrative agent for the Lenders (in such capacity, together with its successors and assigns, “Administrative Agent”).

W I T N E S S E T H

WHEREAS, Administrative Agent, Lenders, Borrowers and Guarantors have entered into that certain Term Loan Credit Agreement, dated as of March 14, 2018 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Lead Borrower has requested that Administrative Agent and Lenders modify certain provisions of the Credit Agreement and the Administrative Agent and Required Lenders are willing to agree to such modifications on the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Definitions. All capitalized terms used herein but not defined herein shall have the meanings assigned thereto in the Credit Agreement.

2.    Amendment to Credit Agreement. Section 6.17(b) to the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

(b)    Not later than ninety (90) days after the Closing Date (or such later date as the Administrative Agent may agree in its sole discretion), the Borrowers shall provide the Administrative Agent with an appraisal report, in form and substance and from an appraiser satisfactory to the Administrative Agent, which shall provide the liquidation value of the Borrowers’ real property leaseholds.

3.    Representations and Warranties. Borrowers each represent and warrant to the Administrative Agent and each Lender as of the date hereof that after giving effect to this Amendment, no Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment.

4.    Effect of Amendment. Except as expressly set forth herein, no other consents, amendments, changes or modifications to the Loan Documents are intended or implied hereby, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWERS:

STEIN MART, INC.

By:	/s/ Gregory W. Kleffner
Name:	Gregory W. Kleffner
Title:	CFO

STEIN MART BUYING CORP.

By:	/s/ Gregory W. Kleffner
Name:	Gregory W. Kleffner
Title:	Director

GUARANTORS:

STEIN MART HOLDING CORP.

By:	/s/ Gregory W. Kleffner
Name:	Gregory W. Kleffner
Title:	Director

[GBFC/Stein Mart – Signature Page to First Amendment]

AGENT AND LENDERS:

GORDON BROTHERS FINANCE COMPANY, as the Administrative Agent

By:	/s/ David Vega
Name:	David Vega
Title:	Managing Director

GORDON BROTHERS FINANCE COMPANY, LLC, as a Lender

By:	/s/ David Vega
Name:	David Vega
Title:	Managing Director

[GBFC/Stein Mart – Signature Page to First Amendment]